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                                                                EXHIBIT 10.44

                                 AMENDMENT NO. 2
                                       TO
                            ASSET PURCHASE AGREEMENT
                            ------------------------

This Amendment No. 2 ("Amendment") is entered into as of January 30, 2003 (the "Amendment Effective Date") between Rubin Systems Inc. as Seller, Howard Rubin as Rubin and as Stockholder, and META Group, Inc. as Buyer. Terms not otherwise defined in this Amendment shall have the same meaning ascribed to them in the Asset Purchase Agreement dated October 27, 2000, as amended by Amendment No. 1 dated July 31, 2001 (collectively, the "Agreement").

Whereas, the Parties in Amendment No. 1 agreed that ANNEX I in the form attached to the Instrument of Assumption, which in turn is attached to the Agreement, was no longer accurate as of the date of that Amendment; and that they would mutually agree on modification thereto from time to time as necessary, the parties agree to amend ANNEX I herein.

Therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the Agreement as follows:

Capitalized terms not otherwise defined hereinbelow shall have the same meaning ascribed to them in the Asset Purchase Agreement, as amended (the "AP Agreement").

1. The parties hereby agree that Section III of ANNEX I attached hereto is the new revised form of that portion of the Instrument of Assumption, which continues to be subject to modification from time to time as necessary by mutual written agreement of the parties.

2. Schedule II, which was attached to Amendment No. 1 to the AP Agreement, and referred to as part of the definition of "META Measurements", is hereby replaced in its entirety by the document attached hereto as Schedule II.

3. In the event of any inconsistency between the terms of this Amendment and the terms of the Agreement and Amendment No. 1, this Amendment shall take precedence.

4. Except as expressly amended as set forth herein, the Agreement shall remain in full force and effect in accordance with its terms.

5. This Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement of the parties.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first written above.

                               BUYER:

                               META GROUP, INC.

                               By:  /s/ MICHAEL N. RIFFLE
                                    -------------------------------------------
                                    Name:  Michael N. Riffle
                                    Title: Vice President, Global Affiliate
                                           Management

                               SELLER:

                               RUBIN SYSTEMS INC.

                               By: /s/ HOWARD RUBIN
                                   --------------------------------------------
                                   Name: Howard Rubin
                                   Title:

                               HOWARD RUBIN AND STOCKHOLDER:

                               By: /s/ HOWARD RUBIN
                                   --------------------------------------------
                                   Name: Howard Rubin

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                                     ANNEX I


III. SCHEDULE OF CONTRACTOR OBLIGATIONS THAT WILL BE ASSUMED BY META GROUP IN SUPPORT OF RUBIN ACTIVITIES

The following is a list of independent contractors that supply monthly support to Rubin Systems. The support is based on informal verbal "handshake" agreements. Rubin Systems supplies all contractors with required deliverable information and deadlines but does not set hours or provide a work environment.

WWW.METRICNET.COM AND RESEARCH SUPPORT CONTRACTORS:

Dr. Margaret Johnson            $15,000.00 monthly
Edward Wallace                  $ 6,000.00 monthly
Rosemary Washburn               $ 4,000.00 monthly
Susan Ivintosh                  $ 5,000.00 monthly

Total                           $30,000.00 monthly


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                                   SCHEDULE II
                               MM staff personnel

MGC - METRICNET:
----------------

EMPLOYEE NAME                       JOB TITLE
-------------                       ----------
Kimberly Cusack                     Program Manager, MetricNet Operations
                                    (SUPPORT STAFF)

METRICNET - OUTSIDE CONSULTANTS:
--------------------------------

EMPLOYEE NAME                       JOB TITLE
-------------                       ----------
Susan Iventosch                     Contractor
Margaret Johnson                    Contractor
Eddie Wallace                       Contractor
Rosemary Washburn                   Contractor


MGC - OPERATIONS PRACTICE
-------------------------

EMPLOYEE NAME                       JOB TITLE
-------------                       ----------
Shafqat Azim                        Sr. VP & Practice Leader
Robert Donnellan                    Vice President
Dee Anthony                         Director
W. Parke Congleton                  Director
Andre Gravel                        Director
Timothy McLaughlin                  Director
Carlean Moser                       Director
Leonard Neely                       Director
Paul Bailey                         Manager
Stephanie Fonseca                   Manager
Brian Golumbeck                     Manager
Bob Johnson                         Manager
James McPhee                        Manager


MGC - PERFORMANCE BENCHMARKING PRACTICE:
----------------------------------------

EMPLOYEE NAME                       JOB TITLE
-------------                       ----------
Christopher  Engle                  Sr. VP & Practice Leader
Mark Levin                          Vice President
Robert Ouellette                    Vice President
David Perara                        Vice President
Jeff Rumburg                        Vice President
Terry Suttles                       Vice President
Ralph Baxter                        Director
Robert Fodor                        Director
Robert Kelley                       Director
Christopher Pattacini               Director
Douglas Plotkin                     Director
Michael Shott                       Director
Adam Strichman                      Director
Gary Yeck                           Director
David McDonald                      Manager
Lloyd Spann                         Manager
Shelby Speno                        Manager
Adrianne Gershberg                  Admin


NOTE: Changes to this list of MM staff personnel will be made periodically in writing (including email) as needed and as determined by Buyer's CFO, or by an individual appointed by META's CFO, with the agreement of Rubin.


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